BLACKROCK FUNDS II

BlackRock Credit Strategies Income Fund

(the “Fund”)

Supplement dated February 27, 2017 to

the Summary Prospectuses and the Prospectuses of the Fund, each dated January 27, 2017

Effective immediately, the following changes are made to the Fund’s Prospectuses and Summary Prospectuses:

The section of each Prospectus of the Fund entitled “Fund Overview — Key Facts About BlackRock Credit Strategies Income Fund — Performance Information” and the section of each Summary Prospectus of the Fund entitled “Key Facts About BlackRock Credit Strategies Income Fund — Performance Information” are supplemented as follows:

The Fund has changed one of the benchmarks against which it measures its performance from the Bloomberg Barclays Global High Yield Index to the Bloomberg Barclays Global High Yield 100% Hedged USD Index. In addition, the Customized Reference Benchmark replaced the Bloomberg Barclays Global High Yield Index (25%) component with the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%). The Customized Reference Benchmark will now be comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%). The Bloomberg Barclays Global High Yield 100% Hedged USD Index is a “hedged” version of the Bloomberg Barclays Global High Yield Index. Fund management believes the Bloomberg Barclays Global High Yield 100% Hedged USD Index and the modified Customized Reference Benchmark are more relevant to the Fund’s investment strategies.

For the one-, five- and ten-year periods ended December 31, 2016, the average annual total returns for the Bloomberg Barclays Global High Yield 100% Hedged USD Index were 15.60%, 8.38% and 7.92%, respectively. For the one-, five- and ten-year periods ended December 31, 2016, the average annual total returns for the modified Customized Reference Benchmark were 9.64%, 5.75% and 6.06%, respectively.

Shareholders should retain this Supplement for future reference.

ALLPR-CSI-0217SUP